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                                                                   EXHIBIT 10.16

                               SUMMARY IN ENGLISH

Purchase Agreement to acquire a building, dated as of June 7, 2000, between EXFO Electro-Optical Engineering inc. ("EXFO") and Groupe Mirabau inc. ("Mirabau").

BUYER:                EXFO

SELLER:               Mirabau

IMMOVABLE:            Immovable property known as the lot 5,727 of the cadastre
                      for the parish of St-Sauveur and the lot 5,728 of the cadastre of the parish of St-Sauveur, registration division of Quebec, including the land and building, situated at 400, Godin Avenue, Vanier, province of Quebec,
                      Canada.

PRICE:                C$ 4,900,000


TITLE TO IMMOVABLE:   Mirabau is the sole, beneficial and absolute owner of the
                      immovable, free and clear of any undertaking, right or any mortgage, pledge, hypothec, privilege and any other security.

USE:                  For manufacturing, research and development.
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     L'AN DEUX MILLE, le sept juin.

     DEVANT ME SYLVIE VILLENEUVE, notaire au 1061, Route de l'Eglise, Sainte-Foy, province de Quebec, G1V 3W1;

     COMPARAISSENT :

     GROUPE MIRABAU INC., corporation legalement constituee suivant la Partie 1A de la Loi sur les compagnies (Quebec), par certificat de constitution en date du 31 juillet 1981, resultant des fusions de S.O. Riverin (1969) Ltee avec Mirabau inc. et de Mirabau Riverin inc. avec les Enseignes Gagnee inc., ayant son siege social au 400, avenue Godin, Vanier, (Quebec), G1M 2K2, ici representee par Michel Bouchard, son president, dument autorise aux termes d'une resolution de son conseil d'administration en date du 7 juin 2000 dont copie demeure annexee aux presentes apres avoir ete reconnue veritable, toujours en vigueur et signee pour identification par le representant en presence du notaire soussigne.

     CI-APRES NOMME "LE VENDEUR"

     ET

     EXFO INGENIERIE ELECTRO-OPTIQUE INC., personne morale legalement constituee sous l'autorite de la Loi canadienne sur les societes par actions, ayant son siege social au 465, avenue Godin, Vanier, (Quebec), G1M 3G7, ici representee par Germain Lamonde, son president, dument autorise aux termes d'une resolution de son conseil d'administration en date du 5 mai 2000 dont copie demeure annexee aux presentes apres avoir ete reconnue veritable, toujours en vigueur et signee pour identification par le representant en presence du notaire soussigne.

     CI-APRES NOMME "L'ACQUEREUR"

     LESQUELS conviennent :


                                OBJET DU CONTRAT

     Le vendeur vend a l'acquereur l'immeuble dont la designation suit :


                                  DESIGNATION

     Un immeuble connu et designe comme etant :

     A) le lot numero CINQ MILLE SEPT CENT VINGT-SEPT (5 727) du cadastre pour la paroisse de Saint Sauveur, circonscription fonciere de Quebec.

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                                      -2-

     B) le lot numero CINQ MILLE SEPT CENT VINGT-HUIT (5 728) du susdit cadastre.

     Avec batisses dessus construites, circonstances et dependances et portant le numero civique 400, avenue Godin, Vanier, (Quebec), G1M 2K2.

                                   SERVITUDE

     Le vendeur declare que l'immeuble n'est l'objet d'aucune servitude a l'exception d'une servitude en faveur de Bell Canada, publiee au bureau de la publicite des droits de la circonscription fonciere de Quebec le 19 aout 1975 sous le numero 815 754.

                         ORIGINE DU DROIT DE PROPRIETE

     Le vendeur est proprietaire de l'immeuble pour l'avoir acquis aux termes des actes suivants, savoir :

     - Acte de vente par la Ville de Vanier a Groupe Mirabau inc., recu devant Me Brigitte Roy, notaire, le 12 octobre 1995 et publie au bureau de la publicite des droits de la circonscription fonciere de Quebec, le 16 octobre 1995 sous le numero 1 594 215 (lots 4416 et 5177 avant renovation cadastrale);

     - Acte de vente par Les Generaux de Ville de Vanier a Groupe Mirabau inc., recu devant Me Brigitte Roy, notaire, le 11 aout 1993 et publie au bureau de la publicite des droits de la circonscription fonciere de Quebec, le 18 aout 1993 sous le numero 1 524 568 (lot 4415-1 avant renovation cadastrale);

     - Acte de vente par La Societe Saint-Jean-Baptiste de Quebec a Mirabau-Riverin inc., recu devant Me Raymond Mercier, notaire, le 31 juin 1978 et publie au bureau de la publicite des droits de la circonscription fonciere de Quebec, le 6 juillet 1978 sous le numero 918 805 (lots 2421-177 a 2421-188 avant renovation cadastrale);

     - Acte de vente par la S.O. Riverin & Cie Ltee a S.O. Riverin (1969) Ltee., recu devant Me Bernard Corriveau, notaire, le 22 aout 1969 et publie au bureau de la publicite des droits de la circonscription fonciere de Quebec, le 29 aout 1969 sous le numero 654 401 (lots 2421-173 a 2421-176 et 2421-189 a
2421-192 avant renovation cadastrale);

                                    GARANTIE

     Cette vente est faite avec la garantie legale.

                                DOSSIER DE TITRE

     Le vendeur ne fournira a l'acquereur aucun autre titre que ceux qu'il lui remet presentement.

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                                      -3-

                                   POSSESSION

     L'acquereur devient proprietaire de l'immeuble avec effet retroactif au 31 mai 2000.

                             TRANSFERT DES RISQUES

     Nonobstant l'alinea 2 de l'article 1456 du Code civil du Quebec, l'acquereur assumera les risques afferents a l'immeuble conformement a l'article 950 du Code civil du Quebec a compter des presentes.

                            DECLARATIONS DU VENDEUR

     1.-   L'immeuble est libre de toute hypotheque, redevance, priorite ou charge quelconque, compte tenu du fait qu'a meme le prix de vente est acquittee aux frais du vendeur la seule dette hypothecaire grevant l'immeuble, savoir :

       - Une premiere hypotheque en faveur de la Caisse populaire de Notre-Dame de l'Esperance, publiee au bureau de la publicite des droits pour la circonscription fonciere de Quebec le 12 juin 1998 sous le numero 1 675 903;

       - Une deuxieme hypotheque en faveur de la Caisse Desjardins du Vieux Moulin (Beauport), publiee au bureau de la publicite des droits pour la circonscription fonciere de Quebec le 4 avril 2000 sous le numero 1 724 749.

     2.-   Il n'y a aucune autre servitude que celles deja mentionnees.

     3.-   Tous les impots fonciers echus ont ete payes sans subrogation jusqu'au 31 decembre 2000 quant aux taxes municipales et jusqu'au 30 juin 2000 quant aux taxes scolaires.

     4.-   Tous les droits de mutation ont ete acquittes.

     5.-   Les appareils de chauffage se trouvant dans l'immeuble lui appartiennent et sont libres de tout droit.

     6.-   Le certificat de localisation prepare par Gilles Bellemare, arpenteur-geometre, le 17 aout 1998, decrit l'etat actuel de l'immeuble et aucune modification n'a ete apportee a l'immeuble depuis cette date.

     7.-   Le pavage empiete sur le lot 4415-2 du meme cadastre; la marche de beton empiete sur le lot 5176 du meme cadastre (Rue) et le trottoir appartenant a la municipalite empiete sur le lot 5727 faisant l'objet des presentes.

     8.-   L'immeuble n'a pas ete l'objet dans les trois mois precedant la date des presentes d'aucune reparation ou modification dont le cout n'ait ete entierement paye.

     9.-   Il n'a recu aucun avis d'une autorite competente a l'effet que
l'immeuble n'est pas conforme aux reglements et lois en vigueur.


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     10.-  L'immeuble n'est pas isole au moyen de la mousse d'uree formol.

     11.-  L'immeuble n'est pas situe dans une zone agricole.

     12.- L'immeuble ne deroge pas aux lois et reglements relatifs a la protection de l'environnement.

     13.-  Aucune declaration de residence familiale n'affecte l'immeuble.

     14.- Il est une personne morale residente canadienne au sens de la Loi sur l'impot sur le revenu et au sens de la Loi sur les impots et il n'a pas l'intention de modifier sa residence.

     Il est en mesure de fournir un certificat de regularite de l'autorite qui le gouverne et il a validement acquis et a le pouvoir de posseder et de vendre l'immeuble sans autres formalites que celles qui ont deja ete observees.

                                  OBLIGATIONS

     D'autre part, l'acquereur s'oblige a ce qui suit :

     1.-   Prendre l'immeuble dans l'etat ou il se trouve, declarant l'avoir vu et examine a sa satisfaction et avoir verifie lui-meme aupres des autorites competentes que la destination qu'il entend donner a l'immeuble est conforme aux lois et reglements en vigueur;

     2.-   Payer tous les impots fonciers echus et a echoir, y compris la proportion de ceux-ci pour l'annee courante a compter du trente et un mai deux mille et aussi payer, a compter de la meme date, tous les versements en capital et interets a echoir sur toutes les taxes speciales imposees avant ce jour dont le paiement est reparti sur plusieurs annees;

     3.-   Payer les frais et honoraires des presentes, de leur publicite et des copies pour toutes les parties.

     4.-   Accepter le certificat de localisation ci-haut decrit et notamment les empietements y mentionnees.

                                  REPARTITIONS

     Les parties declarent avoir fait entre elles les repartitions d'usage en date du trente et un mai deux mille suivant les etats de compte fournis. Si d'autres repartitions s'averent necessaires, elles seront effectuees a la meme date.

                     DECLARATION RELATIVE A L'AVANT-CONTRAT

     Cette vente est faite en execution de l'avant-contrat en date du 24 fevrier 2000. Sauf incompatibilite les parties confirment les ententes qui y sont contenues mais non reproduites aux presentes.


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                                      -5-

                                      PRIX

     Cette vente est faite pour le prix de QUATRE MILLIONS NEUF CENT MILLE DOLLARS (4 900 000,00 $) paye par l'acquereur, dont quittance finale de la part du vendeur.

     DECLARATION DES PARTIES RELATIVEMENT A LA TAXE SUR LES PRODUITS ET SERVICES (T.P.S.) ET LA TAXE DE VENTE DU QUEBEC (T.V.Q.)

     Le vendeur declare que l'immeuble ne comprend aucune partie occupee a titre residentiel.

     En consequence, la presente vente est taxable selon les dispositions de la Loi sur la taxe d'accise et de la Loi sur la taxe de vente du Quebec.

     Les parties declarent que la valeur de la contrepartie relative a la partie taxable aux fins de la Loi sur la taxe d'accise est QUATRE MILLIONS NEUF CENT MILLE DOLLARS (4 900 000,00 $), et aux fins de la Loi sur la taxe de vente du Quebec est de CINQ MILLIONS DEUX CENT QUARANTE-TROIS MILLE DOLLARS
(5 243 000,00 $).


     La TPS represente la somme de TROIS CENT QUARANTE-TROIS MILLE DOLLARS
(343 000,00 $), et la TVQ represente la somme de trois cent quatre-vingt-treize mille deux cent vingt-cinq dollars (393 225,00 $).

     L'acquereur declare que ses numeros d'inscription sont les suivants : TPS :
102487287RT, TVQ : 10028601TQ0001, et que ces inscriptions n'ont pas ete annulees, ni ne sont en voie de l'etre.

     En consequence, la responsabilite relative a la perception de la TPS et la TVQ est supportee par l'acquereur.


     MENTIONS EXIGEES EN VERTU DE L'ARTICLE 9 DE LA LOI CONCERNANT LES DROITS SUR LES MUTATIONS IMMOBILIERES

     Les parties declarent :

     1.-   Les noms, prenoms, residences principales des cedants/cessionnaires sont ceux ci-haut mentionnes;

     2.-   L'immeuble presentement vendu est situe sur le territoire de la municipalite de VANIER;


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     3.-   Le montant de la contrepartie pour le transfert de l'immeuble, selon le cedant et le cessionnaire, est de QUATRE MILLIONS NEUF CENT MILLE DOLLARS
(4 900 000,00 $);

     4.-   Le montant constituant la base d'imposition du droit de mutation, selon le cedant et le cessionnaire, est de QUATRE MILLIONS NEUF CENT MILLE DOLLARS (4 900 000,00 $);

     5.-   Le montant du droit de mutation est SOIXANTE-DOUZE MILLE DOLLARS
(72 000,00 $).


     DONT ACTE, a Sainte-Foy, sous le numero mille quatre cent quatre-vingt-quinze (1495) des minutes du notaire soussigne.


     LECTURE FAITE, les parties signent en presence du notaire soussigne.

     Exfo Ingenierie electro-optique inc., representee par Germain Lamonde, le six juin deux mille.


                                      EXFO INGENIERIE ELECTRO-OPTIQUE INC.




                    Signe             Par /s/ Germain Lamonde
                                          -------------------------------
                                                  Germain Lamonde

     Groupe Mirabau inc., representee par Michel Bouchard, en date des presentes.


                                      GROUPE MIRABAU INC.



                    Signe             Par  /s/ Michel Bouchard
                                          -------------------------------
                                                  Michel Bouchard





                    Signe             Par  /s/ Sylvie Villeneuve
                                          -------------------------------
                                             Sylvie Villeneuve, notaire